UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2006

GENENTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9813 (Commission File Number)	94-2347624 (I.R.S. Employer Identification No.)

1 DNA Way
South San Francisco, California 94080-4990
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (650) 225-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

Explanatory Note:

We are filing an Amendment No. 1 on Form 8-K/A (the "Amendment") to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on January 10, 2006 (the "Original 8-K"). The purpose of this Amendment is solely to replace the "unofficial" PDF copy of our Original 8-K, submitted to the SEC at the same time of the Original 8-K filing. This "unofficial" PDF copy is provided by Genentech, Inc. as a convenience for our investors and is not required to be filed under SEC rules. This Amendment is filed only to correct the "unofficial" PDF copy. Our Original 8-K filing was correct as filed with the SEC on January 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 12, 2006	/s/JOHN M. WHITING

John M. Whiting Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Earnings Press Release of Genentech, Inc. dated January 10, 2006 (1)
99.2	Consolidated Statements of Income and Balance Sheets Data (2)

   ___________
(1)	Previously furnished in the Current Report on Form 8-K filed with the SEC on January 10, 2006.
(2)	Previously filed in the Current Report on Form 8-K filed with the SEC on January 10, 2006.